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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 18, 2004

                   BEAR STEARNS ASSET BACKED SECURITIES I LLC
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
           Delaware                                 333-113636                                   20-0842986
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
 (STATE OR OTHER JURISDICTION                       (COMMISSION                               (I.R.S. EMPLOYER
      OF INCORPORATION)                            FILE NUMBER)                             IDENTIFICATION NO.)

383 Madison Avenue
New York, New York                                                                                 10179
------------------                                                                                 -----
(ADDRESS OF PRINCIPAL                                                                           (ZIP CODE)
EXECUTIVE OFFICES)
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Registrant's telephone number, including area code, is (212) 272-2000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))




                                       2

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Item 8.01.        Other Events
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Description of the Mortgage Pool

         Bear Stearns Asset Backed Securities I LLC (the "Registrant") plans a series of certificates, entitled Bear Stearns Asset Backed Securities I Trust
2004-HE11 Asset-Backed Certificates, Series 2004-HE11 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of December 1, 2004, among Bear Stearns Asset Backed Securities I LLC as depositor, EMC
Mortgage Corporation, as seller and master servicer and LaSalle Bank National
Association, as trustee. The Certificates to be designated as the Series
2004-HE11 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of fixed and adjustable rate mortgage loans secured by first and second liens on one- to four-family residential properties.

Collateral Term Sheets

         Bear, Stearns & Co. Inc. ("Bear Stearns") and WAMU Capital Corp.
("WAMU"; and together with Bear Stearns, the "Underwriters") have advised the Registrant that they have furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

         The Collateral Term Sheets have been provided by the Underwriters. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Collateral Term Sheets were prepared by the Underwriters at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.




                                       3

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Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

                           (a) Not applicable

                           (b) Not applicable

                           (c) Exhibits


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                 EXHIBIT NO.                                                DESCRIPTION
                 -----------                                                -----------
                    99.1               Collateral  Term  Sheets  (as  defined  in Item  5) that  have  been  provided  by the
                                       Underwriters  to  certain   prospective   purchasers  of  Bear  Stearns  Asset  Backed
                                       Securities I Trust 2004-HE11, Asset-Backed Certificates, Series 2004-HE11.




                                       4

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the
Registrant by the undersigned thereunto duly authorized.



                                     BEAR STEARNS ASSET BACKED SECURITIES I LLC

                                     By:  /s/ Baron Silverstein
                                          -------------------------------------
                                          Name:    Baron Silverstein
                                          Title:   Vice President

Dated: November 18, 2004

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Index to Exhibits
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                                                                                               SEQUENTIALLY
     EXHIBIT NO.                                DESCRIPTION                                   NUMBERED PAGE
     -----------                                -----------                                   -------------
        99.1           Collateral  Term  Sheets (as defined in Item 5) that have been               P
                       provided by Bear,  Stearns & Co.  Inc. to certain  prospective purchasers  of Bear Stearns  Asset  Backed  Securities I Trust
                       2004-HE11, Asset-Backed Certificates, Series 2004-HE11.









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                                  EXHIBIT 99.1

                                 FILED BY PAPER